Exhibit 10.4

EARTHLINK, INC.

APPRECIATION RIGHTS AGREEMENT

THIS APPRECIATION RIGHTS AGREEMENT (this "Agreement") is made as of the 17th day of February, 2006, by and between EarthLink, Inc., a Delaware corporation (the "Company"), and Thomas E. Wheeler (the "Participant"), to provide additional compensation to the Participant to serve as a non-employee member of the Board of Directors of HELIO Inc. (the "Management Company") (as further defined below), which will oversee and manage HELIO LLC (the "Operating Company") (as further defined below).

    Grant of Rights. In return for the Participant's service to the Company to serve as its representative as a non-employee member of the Board of Directors of the Management Company, the Company, effective as of the date above (the "Date of Grant"), hereby grants to the Participant, subject to the terms and conditions set forth herein, a stock appreciation right ("SAR") with respect to 100,000 shares of the Class A Common Stock, par value $.01 per share, of the Management Company that entitles the Participant to receive the cash payments described in this Agreement. This SAR entitles the Participant to receive additional cash compensation from the Company for service as the Company's representative on the Board of Directors of the Management Company, at the time set forth herein, that equals the amount by which the Final Value of the Common Stock has increased over the Base Value of the Common Stock for the shares of Common Stock with respect to which the vested SAR is being paid. This SAR is payable as hereinafter provided. The Participant is serving as the Company's representative on the Board of Directors of the Management Company only to the extent the Participant is then serving pursuant solely to the Company's right to appoint a member of the Board of Directors of the Management Company.
    Vesting of SAR. Except as provided below, this SAR vests with respect to 25,000 shares of Common Stock on each of March 24, 2006, 2007, 2008 and 2009, provided that the Participant has been continuously serving as the Company's representative on the Board of Directors of the Management Company from the Date of Grant until each such time. If either a Management Company Change in Control, an EarthLink Change in Control or an Operating Company Change in Control (each as defined below) occurs prior to the vesting of all the Participant's SARs pursuant to the preceding sentence, all SARs granted under this Agreement shall immediately vest provided the Participant has been continuously serving as the Company's representative on the Board of Directors of the Management Company from the Date of Grant through the time of such Control Change Date. Additionally, in the event that the Company terminates the Participant's status as its representative on the Board of Directors of the Management Company other than for Cause before this SAR vests with respect to all 100,000 shares and before the Participant otherwise ceases to serve as the Company's representative, then, solely for vesting purposes, the Participant shall be given an additional 24 months credit for service as the Company's representative on the Board of Directors of the Management Company. Once this SAR has vested in accordance with this paragraph, it shall remain vested until payment of the SAR, the crediting of the SAR to the SAR Participant Account or the termination of the Participant's rights hereunder pursuant to paragraphs 3, 4, 5, 6, 11 or 12.
    Cessation of Service as Company's Representative. If prior to the date the SAR is paid pursuant to paragraphs 4, 5 or 6, or terminated pursuant to paragraphs 11 or 12, the Participant ceases to serve as the Company's representative on the Board of Directors of the Management Company other than termination by the Company for Cause, then, after taking into account any additional vesting described in paragraph 2 for involuntary termination of service without Cause, as applicable, (i) all unvested SARs shall immediately terminate and (ii) an amount equal to the excess of the Final Value over the Base Value multiplied by the number of shares of Common Stock represented by the vested portion of the outstanding SARs will be credited to the Participant's SAR Participant Account; provided, however, that if at the time of such cessation of service the Final Value does not exceed the Base Value, the Participant's vested SARs shall terminate immediately without any payment or credit therefor. The Participant's SAR Participant Account shall be paid on the earliest to occur of (i) the Initial Payment Date, (ii) when the Participant dies, becomes Disabled or has a Separation from Service or (iii) an EarthLink Change in Control occurs, provided the Participant's SAR Participant Account has not terminated previously pursuant to paragraphs 11 or 12. The Participant shall receive payment of Participant's SAR Participant Account in one lump sum payment. Notwithstanding the foregoing, if the Participant is entitled to payment of Participant's SAR Participant Account on a Separation of Service and the Participant is a Specified Employee, then the payment shall be made in a lump sum on the date that is six months after the date of Separation from Service.
    Payment on Initial Payment Date. Except as provided in paragraphs 3, 5, 6, 11 or 12, on the Initial Payment Date (as defined below) (i) all unvested SARs shall immediately terminate and (ii) the Participant shall receive payment as described in this paragraph of all vested SARs not previously paid. If the Participant is entitled to payment of the SARs on the Initial Payment Date, the Participant shall receive in one lump sum cash payment the amount by which the Final Value has increased over the Base Value multiplied by the number of shares of Common Stock represented by the vested portion of such outstanding SARs not previously paid. Notwithstanding any other provisions of this paragraph, if as of the Initial Payment Date the Final Value does not exceed the Base Value, the Participant's vested SARs shall terminate immediately without any payment thereunder.
    Payment on Death, Disability, Separation from Service. If prior to the date the SAR is paid pursuant to paragraphs 4 or 6, credited pursuant to paragraph 3 or terminated pursuant to paragraphs 11 or 12, the Participant dies, becomes Disabled, or has a Separation from Service, then, after taking into account any additional vesting described in paragraph 2 for involuntary termination of service without Cause, as applicable, (i) all unvested SARs shall immediately terminate and (ii) the Participant shall receive in one lump sum cash payment the amount by which the Final Value has increased over the Base Value multiplied by the number of shares of Common Stock represented by the vested portion of such outstanding SAR not previously paid. Notwithstanding any other provisions of this paragraph, if as of the Participant's death, becoming Disabled or Separation from Service, the Final Value does not exceed the Base Value, the Participant's vested SARs shall terminate immediately without any payment thereunder. Notwithstanding the above, if the Participant is entitled to payment of this SAR on a Separation from Service and the Participant is a Specified Employee, then the payment shall be made in a lump sum on the date that is six months after the date of the Separation from Service.
    EarthLink Change in Control. If prior to the date the SAR is paid pursuant to paragraphs 4 or 5, credited pursuant to paragraph 3 or terminated pursuant to paragraphs 11 or 12, an EarthLink Change in Control occurs, then, after taking into account any additional vesting described in paragraph 2 for an EarthLink Change in Control, as applicable, the Participant shall receive in one lump sum cash payment the amount by which the Final Value has increased over the Base Value multiplied by the number of shares of Common Stock represented by the portion of such outstanding SAR not previously paid. Notwithstanding any other provisions of this paragraph, if as of such time the Final Value does not exceed the Base Value, the Participant's SARs shall terminate immediately without any payment thereunder.
    Participant's Beneficiary. In the event of the Participant's death prior to receiving all payments due under this Agreement, payments will be made to the Participant's Beneficiary. The Participant shall have the right, at any time, to designate any person, persons or entity as his Beneficiary or Beneficiaries. A Beneficiary designation shall be made, and may be amended by the Participant, by filing a written designation with the Company on such form in accordance with such procedures that the Company shall establish from time to time. If the Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant or are no longer in existence at the time of the Participant's death, then the Participant's Beneficiary shall be deemed to be the Participant's estate.
    SAR Participant Account. The Company shall, as necessary, establish on its books a hypothetical bookkeeping account to record the SAR Participant Account (the "SAR Participant Account"). Amounts paid to the Participant in respect of any SAR Participant Account shall result in a corresponding reduction in the value of such SAR Participant Account. The SAR Participant Account shall be credited with interest for each year as of the end of the Company's fiscal year. However, no interest will be credited to any SAR Participant Account after it has been paid in full. Interest shall be credited based on the five-year Treasury Note rate (as reported in the Wall Street Journal) as of the end of the relevant fiscal year and shall be calculated based on the average balance in the SAR Participant Account over the period for which the interest is being credited. Any amount credited to a SAR Participant Account shall be utilized solely as a device for the measurement and determination of amounts to be paid to the Participant hereunder and shall represent a general unsecured liability of the Company and shall not constitute a trust fund or otherwise create any property interest in any Participant. The Company shall distribute to the Participant at least annually a statement showing the activity and credits to the Participant's SAR Participant Account, in such form as the Company deems desirable, setting forth the balance to the credit of such Participant as of the end of the most recent fiscal year of the Company.
    Nontransferability. This SAR is nontransferable except by will or by the laws of descent and distribution. No right or interest of the Participant in this SAR shall be liable for, or subject to, any lien, obligation or liability of the Participant.
    Positive Value. Anything herein to the contrary notwithstanding, no payment will be made pursuant to this SAR, in whole or in part, unless (i) with respect to payment of the SAR, the Final Value of the Common Stock on the date of payment exceeds the Base Value of the Common Stock and (ii) with respect to payment of the SAR Participant Account, the balance of the account on the date of payment exceeds zero.
    Termination of Service for Cause. Notwithstanding any other provision of this Agreement, all rights hereunder (including rights to the SAR or the SAR Participant Account ) will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant, if the Participant is removed from service for Cause as the Company's representative on the Board of Directors of the Management Company or as a member of the Board of Directors of the Company.
    Expiration of Rights. If the Participant terminates service as the Company's representative on the Board of Directors of the Management Company prior to vesting of the Participant's SARs, including any additional vesting described in paragraph 2 for involuntary termination of service without Cause, then all rights hereunder with respect to unvested SARs will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant. With respect to vested SARs, if at the time the Participant is entitled to payment of the SAR or credit to the SAR Participant Account the Final Value does not exceed the Base Value, all rights hereunder with respect to the SARs which are then payable or creditable will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant with respect to such vested SARs.
    Change in Capital Structure. The terms of this SAR shall be adjusted as the Company determines is equitably required in the event the Management Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization.
    No Right to Continued Service. This SAR does not confer upon the Participant any right with respect to continued service as a member of the Board of Directors of the Management Company or as the Company's representative on such Board of Directors or as a member of the Board of Directors of the Company, nor shall it interfere in any way with any rights of the Company, the Management Company or their shareholders to terminate such service at any time.
    Binding Effect. Subject to the limitations stated above, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, transferees and personal representatives of the Participant and the successors of the Company.
    Governing Law. This Agreement shall be governed by the laws of the State of Delaware.
    Shareholder Rights. The Participant shall not have any rights as a shareholder with respect to any shares of Common Stock represented by the SAR.
    Unfunded Benefits. The Agreement is unfunded, and the Company shall not be required to segregate any assets that may at any time be payable under this Agreement. Any liability of the Company to the Participant hereunder shall be based solely upon any contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any assets or property of the Company.
    Tax Withholding. The Participant shall be responsible for satisfying any income or other withholding obligations attributable to the grant, ownership or payment of the SAR or the SAR Participant Account. In accordance with such procedures as the Company may establish, the Participant may be subject to withholding on any payments hereunder or otherwise in satisfaction of all or part of any such income or other withholding obligations.
    Compliance with Section 409A. This Agreement is intended to be comply with the requirements for "deferred compensation" within the meaning of Section 409A of the Code and shall be construed and interpreted in accordance with those provisions. Any provision of this Agreement which is inconsistent with Section 409A of the Code shall be void and without effect. The Company may at any time amend, suspend or terminate this Agreement; provided, however, that no such amendment, suspension or termination shall adversely affect the rights of the Participant unless such amendment, suspension or termination is necessary for the Agreement to be in compliance with Section 409A of the Code so as to assure the continued deferred taxation of amounts owed under this Agreement. In the event the Company suspends or terminates this Agreement, no amounts may be paid hereunder in connection with the suspension or termination that are not in compliance with Section 409A of the Code, with all amounts to be paid as otherwise set forth herein. Notwithstanding the preceding, the Company shall not be liable to Participant or any other person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that any payments under this Agreement are subject to taxes, penalties or interest as a result of failing to comply with Code Section 409A.
    Definitions.

    The following terms shall have the following definitions for purposes of this Agreement.

      "Affiliate" means any entity with whom a given person would be considered a single employer under Code Sections 414(b) or 414(c).
      "Base Value" means, for purposes of this Agreement, $1.71 per share of Common Stock.
      "Cause" means that the Participant (i) has committed fraud or misappropriated, stolen or embezzled funds or property from the Company, the Management Company or the Operating Company or any of their Affiliates or secured or attempted to secure personally any profit in connection with any transaction entered into on behalf of the Company, the Management Company or the Operating Company or any of their Affiliates, (ii) has been convicted of, or entered a plea of guilty or "nolo contendere" to, any criminal act or has committed any other act of willful misconduct which brings the Participant into disrepute or is likely to cause material harm to the Company's, the Management Company's or the Operating Company's (or any of their Affiliate) reputation, business, subscribers, financial condition or prospects, (iii) has violated or breached any material law or regulation to the material detriment of the Company, the Management Company, the Operating Company or any of their Affiliates, (iv) has committed any act of willful malfeasance or gross negligence in a matter of material importance to the Company, the Management Company, the Operating Company or any of their Affiliates or (v) has breached any fiduciary duty that the Participant owes to the Company, the Management Company, the Operating Company or any of their Affiliates.
      "Code" means the Internal Revenue Code of 1986, as amended.
      "Common Stock" means the Class A Common Stock, par value $.01 per share, of the Management Company.
      "Control Change Date" means the date on which a Management Company Change in Control, an EarthLink Change in Control or an Operating Company Change in Control, whichever is applicable, occurs.
      "Disabled" means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or has been determined to be totally disabled by the Social Security Administration.
      "EarthLink Change in Control" means any of the following: (i) any one Person (other than an Excluded Person and its Affiliates), or more than one Person (other than an Excluded Person and its Affiliates) acting as a group, acquires ownership of stock of the Company that, together with stock held by such Person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company, provided, that if any one person or more than one person acting as a group is considered to own more than 50 percent of the total fair market value or voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause an EarthLink Change in Control or (ii) any one Person (other than an Excluded Person and its Affiliates), or more than one Person (other than an Excluded Person and its Affiliates) acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value (determined without regard to any liabilities associated with such assets) of more than 50 percent of the total gross fair market value of all of the assets of the Company (determined without regard to any liabilities associated with such assets) immediately prior to such acquisition or acquisitions, other than assets transferred to: (a) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock, (b) an entity, 50 percent or more of the total value or voting power of which is owned directly or indirectly, by the Company immediately after the transfer, (c) a Person, or more than one Person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company immediately after the transfer or (d) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a Person, or more than one Person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company immediately after the transfer or (iii) a majority of the members of the Company's Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's Board of Directors prior to the date of the appointment or election. For purposes of this paragraph, Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. For purposes of determining whether an EarthLink Change in Control has occurred, (i) stock underlying a vested option is considered owned by the individual who holds the option (so long as the underlying stock would not be subject to a substantial risk of forfeiture on exercise) and (ii) the rules of Section 318(a) of the Code apply to determine stock ownership. If an EarthLink Change in Control occurs on account of a series of transactions, the EarthLink Change in Control is considered to occur on the date of the last of such transactions.
      "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      "Excluded Person" means the Company, Sky Dayton and SK Telecom USA Holdings, Inc., a Delaware corporation.
      "Fair Market Value" of a share of Common Stock of the Management Company means, on any given date, the fair market value of a share of Common Stock as the Company in its discretion shall reasonably determine, consistent with historical practices and valuations of the Common Stock performed for other business purposes and taking into account any available fair market value determination prepared by an independent third-party appraiser that the Company has retained for such purpose; provided, however, that the Company shall determine Fair Market Value without regard to any restriction other than a restriction which, by its terms, will never lapse and, if the shares of Common Stock are traded on any national stock exchange or quotation system, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock as reported on such stock exchange or quotation system on such date, or if the shares of Common Stock are not traded on such stock exchange or quotation system on such date, then on the next preceding day that the shares of Common Stock were traded on such stock exchange or quotation system, all as reported by such source as the Company shall select.
      "Final Value" means the Fair Market Value of one share of the Common Stock of the Management Company as of the date the SAR is paid or credited to a SAR Participant Account.
      "Initial Payment Date" means the initial date for payment of an SAR which for purposes of this Agreement will be March 24, 2011.
      "Management Company" means HELIO Inc., a Delaware corporation, or any successor thereto.
      "Management Company Change in Control" means any of the following: (i) any one Person (other than an Excluded Person and its Affiliates), or more than one Person (other than an Excluded Person and its Affiliates) acting as a group, acquires ownership of stock of the Management Company that, together with stock held by such Person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Management Company, provided, that if any one person or more than one person acting as a group is considered to own more than 50 percent of the total fair market value or voting power of the stock of the Management Company, the acquisition of additional stock by the same person or persons is not considered to cause a Management Company Change in Control or (ii) any one Person (other than an Excluded Person and its Affiliates), or more than one Person (other than an Excluded Person and its Affiliates) acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Management Company that have a total gross fair market value (determined without regard to any liabilities associated with such assets) of more than 50 percent of the total gross fair market value of all of the assets of the Management Company (determined without regard to any liabilities associated with such assets) immediately prior to such acquisition or acquisitions, other than assets transferred to: (a) a shareholder of the Management Company (immediately before the asset transfer) in exchange for or with respect to its stock, (b) an entity, 50 percent or more of the total value or voting power of which is owned directly or indirectly, by the Management Company immediately after the transfer, (c) a Person, or more than one Person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Management Company immediately after the transfer or (d) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a Person, or more than one Person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Management Company immediately after the transfer or (iii) a majority of the members of the Management Company's Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Management Company's Board of Directors prior to the date of the appointment or election. For purposes of this paragraph, Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Management Company. For purposes of determining whether a Management Company Change in Control has occurred, (i) stock underlying a vested option is considered owned by the individual who holds the option (so long as the underlying stock would not be subject to a substantial risk of forfeiture on exercise) and (ii) the rules of Section 318(a) of the Code apply to determine stock ownership. If a Management Company Change in Control occurs on account of a series of transactions, the Management Company Change in Control is considered to occur on the date of the last of such transactions.
      "Member" shall have the meaning set forth in the Operating Company Agreement.
      "Membership Units" shall have the meaning set forth in the Operating Company Agreement.
      "Operating Company" means HELIO LLC, a Delaware limited liability company, or any successor thereto.
      "Operating Company Agreement" means the Limited Liability Company Agreement of HELIO LLC by an among EarthLink, Inc., SK Telecom USA Holdings, Inc. and HELIO Inc. dated as of March 24, 2005, in its current form and as subsequently amended.
      "Operating Company Change in Control" means any of the following: (i) any one Person (other than an Excluded Person and its Affiliates), or more than one Person (other than an Excluded Person and its Affiliates) acting as a group, acquires ownership of Membership Units of the Operating Company that, together with Membership Units held by such Person or group, constitutes more than 50 percent of the total fair market value or total voting power of the Membership Units of the Operating Company, provided, that if any one person or more than one person acting as a group is considered to own more than 50 percent of the total fair market value or voting power of the Membership Units of the Operating Company, the acquisition of additional Membership Units by the same person or persons is not considered to cause a Operating Company Change in Control or (ii) any one Person (other than an Excluded Person and its Affiliates), or more than one Person (other than an Excluded Person and its Affiliates) acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Operating Company that have a total gross fair market value (determined without regard to any liabilities associated with such assets) of more than 50 percent of the total gross fair market value of all of the assets of the Operating Company (determined without regard to any liabilities associated with such assets) immediately prior to such acquisition or acquisitions, other than assets transferred to: (a) a Member of the Operating Company (immediately before the asset transfer) in exchange for or with respect to its Membership Units, (b) an entity, 50 percent or more of the total value or voting power of which is owned directly or indirectly, by the Operating Company immediately after the transfer, (c) a Person, or more than one Person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding Membership Units of the Operating Company immediately after the transfer or (d) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a Person, or more than one Person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding Membership Units of the Operating Company immediately after the transfer. For purposes of this paragraph, Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation, or membership interest in a partnership, at the same time, or as a result of the same public offering. However, Persons will be considered to be acting as a group if they are owners of a corporation, or members of a partnership, that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Operating Company. For purposes of determining whether a Operating Company Change in Control has occurred, (i) stock and Membership Units underlying a vested option is considered owned by the individual who holds the option (so long as the underlying stock or Membership Units would not be subject to a substantial risk of forfeiture on exercise) and (ii) the rules of Section 318(a) of the Code apply to determine Membership Units ownership. If an Operating Company Change in Control occurs on account of a series of transactions, the Operating Company Change in Control is considered to occur on the date of the last of such transactions.
      "Person" means any human being, firm, corporation, partnership, or other entity. "Person" also includes any human being, firm, corporation, partnership, or other entity as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act. The term "Person" does not include the Management Company, the Operating Company or any of their Affiliates, and the term Person does not include any employee-benefit plan maintained by the Management Company, the Operating Company or any of their Affiliates, or any person or entity organized, appointed, or established by the Management Company, the Operating Company or any of their Affiliates for or pursuant to the terms of any such employee-benefit plan.
      "SAR Participant Account" has the meaning given in paragraph 8.
      "Separation from Service" means the termination of the Participant's service with the Company and its Affiliates. The Participant will not be considered to have had a Separation from Service if (i) the Participant does not have a complete termination of service and employment with the Company and its Affiliates or (ii) the Company or any Affiliate anticipates a renewal of the Participant's service as the Company's representative on the Board of Directors of the Management Company, or the relationship of the Participant becoming an employee or other independent contractor with the Company or any Affiliate. This definition is intended to comply with the definition of "separation from service" within the meaning of Section 409A of the Code and shall be interpreted accordingly.
      "Specified Employee" means a service provider who is (i) an officer of the Company or an Affiliate having annual compensation greater than $135,000 (with certain adjustments for inflation after 2005), (ii) a five-percent owner of the Company or (iii) a one-percent owner of the Company having annual compensation greater than $150,000. For purposes of this paragraph, no more than 50 employees (or, if lesser, the greater of three or 10 percent of the employees) shall be treated as officers. Service providers who (i) normally work less than 17 1/2 hours per week, (ii) normally work not more than 6 months during any year, (iii) have not attained age 21 or (iv) are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Company or an Affiliate (except as otherwise provided in regulations issued under the Code) shall be excluded for purposes of determining the number of officers. For purposes of this paragraph, the term "five-percent owner" (or "one-percent owner") means any person who owns more than five percent (or one percent) of the outstanding stock of the Company or stock possessing more than five percent (or one percent) of the total combined voting power of all stock of the Company. For purposes of determining ownership, the attribution rules of Section 318 of the Code shall be applied by substituting "five percent" for "50 percent" in Section 318(a)(2) and the rules of Sections 414(b), 414(c) and 414(m) of the Code shall not apply. For purposes of this paragraph, the term "compensation" has the meaning given such term under Section 414(q)(4) of the Code. The determination of whether the Participant is a Specified Employee will be based on a December 31 identification date such that if the Participant satisfies the above definition of Specified Employee at any time during the 12-month period ending on December 31, he will be treated as a Specified Employee if he has a Separation from Service during the 12-month period beginning on the first day of the fourth month following the identification date. This definition is intended to comply with the "specified employee" rules of Section 409A(a)(2)(B)(i) of the Code and shall be interpreted accordingly.

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer, and the Participant has affixed his signature hereto.

COMPANY:

EARTHLINK, INC.

By: /s/ Charles G. Betty

Title: Chief Executive Officer

PARTICIPANT:

/s/ Thomas E. Wheeler

Thomas E. Wheeler